                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            SJNB FINANCIAL CORP.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                            SJNB FINANCIAL CORP.
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

    PROXY STATEMENT 1996

                                    [SJNB FINANCIAL CORP. LOGO]

                                         NOTICE OF
                               ANNUAL MEETING OF SHAREHOLDERS

                                -------------------------------

                                        MAY 22, 1996

                                  [SJNB LOGO]

                                                                  April 15, 1996

Dear Shareholder:

    You are cordially invited to attend the 1996 Annual Meeting of Shareholders of SJNB Financial Corp. to be held on May 22, 1996 at 10:00 a.m., at The San Jose Hilton, Santa Clara Room, 300 Almaden Boulevard, San Jose, California.

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE PROVIDED. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS ON THE PROXY.

Sincerely yours,

/s/ Robert A. Archer
- -------------------------------------------
Robert A. Archer
CHAIRMAN OF THE BOARD

/s/ James R. Kenny
- -------------------------------------------
James R. Kenny

PRESIDENT & CHIEF EXECUTIVE OFFICER

                            One North Market Street
                           San Jose, California 95113
                             Phone: (408) 947-7562
                              Fax: (408) 947-0362

                              SJNB FINANCIAL CORP.
                            ONE NORTH MARKET STREET
                           SAN JOSE, CALIFORNIA 95113
                                 (408) 947-7562

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 22, 1996

To the Shareholders of SJNB Financial Corp.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of SJNB Financial Corp. will be held at The San Jose Hilton, Santa Clara Room, 300 Almaden Boulevard, San Jose, California on May 22, 1996 at 10:00 a.m., for the following purposes:

        1. To elect the following thirteen directors of the Corporation to serve until the next Annual Meeting of Shareholders and until their respective successors shall be elected and qualified:

Ray Akamine
Robert A. Archer
Albert V. Bruno
Rod Diridon
Jack G. Fischer
F. Jack Gorry
James R. Kenny
Arthur K. Lund
Louis Oneal
Diane P. Rubino
Douglas L. Shen
Gary S. Vandeweghe
John W. Weinhardt

        2. To approve the adoption of the 1996 Stock Option Plan of SJNB Financial Corp.

        3. To ratify the appointment of KPMG Peat Marwick as the Corporation's independent public accountants for the year ending December 31, 1996.

        4. To consider and transact such other business as may properly come before the Annual Meeting.

    The close of business on April 5, 1996 is the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

    Whether or not you plan to attend the Annual Meeting, YOU MAY VOTE BY COMPLETING, SIGNING AND RETURNING THE ENCLOSED PROXY PROMPTLY. Any shareholder present at the Annual Meeting may vote personally on all matters brought before the Annual Meeting, in which event your proxy will not be used.

By Order of the Board of Directors,

/s/ Robert A. Archer
- -------------------------------------------
Robert A. Archer
CHAIRMAN OF THE BOARD

/s/ James R. Kenny
- -------------------------------------------
James R. Kenny
PRESIDENT & CHIEF EXECUTIVE OFFICER

April 15, 1996
(Approximate mailing date of proxy materials)

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
INTRODUCTION..........................................................       1
GENERAL INFORMATION...................................................       1
  Revocability of Proxies.............................................       1
  Solicitation of Proxies.............................................       1
  Outstanding Securities and Voting Rights............................       1
  Proposals of Shareholders...........................................       2
ELECTION OF DIRECTORS.................................................       3
  Nominees to the Board of Directors..................................       3
  Nominations for Directors...........................................       4
  Certain Committees of the Board of Directors........................       5
  Meetings of the Board of Directors..................................       6
  Executive Officers..................................................       6
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT........       7
EXECUTIVE COMPENSATION AND TRANSACTIONS WITH DIRECTORS AND OFFICERS...       9
  Summary Compensation Table..........................................       9
  Stock Option Plans..................................................      10
  Employment Agreements...............................................      10
  Compensation of Directors...........................................      11
  Transactions with Directors and Officers............................      11
  Compliance with Section 16(a) of the Securities Exchange Act of
   1934...............................................................      11
APPROVAL OF THE ADOPTION OF THE 1996 STOCK OPTION PLAN................      12
INDEPENDENT PUBLIC ACCOUNTANTS........................................      14
ANNUAL REPORT ON FORM 10-KSB..........................................      14
APPENDIX A-1996 STOCK OPTION PLAN OF SJNB FINANCIAL CORP.

                                PROXY STATEMENT
                                       OF
                              SJNB FINANCIAL CORP.
                            ONE NORTH MARKET STREET
                           SAN JOSE, CALIFORNIA 95113
                                 (408) 947-7562

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 22, 1996

                                  INTRODUCTION

    These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of SJNB Financial Corp. (the "Corporation"), a California corporation, for use at the Annual Meeting of Shareholders to be held on May 22, 1996 at 10:00 a.m. at The San Jose Hilton, Santa Clara Room, 300 Almaden Boulevard, San Jose, California, and any postponements or adjournments thereof (the "Meeting"). These proxy materials were mailed to shareholders on or about April 15, 1996.

                              GENERAL INFORMATION

REVOCABILITY OF PROXIES

    A proxy for voting your shares at the Meeting is enclosed. Any shareholder giving the enclosed proxy has the right to revoke it at any time before it is exercised by filing with the Corporation's Secretary, James R. Kenny, a written notice of revocation or a duly executed proxy bearing a later date. A shareholder may also revoke a proxy by attending the Meeting and advising the Chairman of his or her election to vote in person.

SOLICITATION OF PROXIES

    This proxy solicitation is made by the Board of Directors of the Corporation and the cost of the solicitation is being borne by the Corporation. Solicitation is being made by this Proxy Statement and may also be made by employees of the Corporation who may communicate with shareholders or their representatives in person, by telephone or by additional mailings. The Corporation has retained the services of Skinner & Company to assist in the solicitation of proxies at a cost not to exceed $3,500 plus reasonable out-of-pocket expenses.

OUTSTANDING SECURITIES AND VOTING RIGHTS

    The Corporation has one class of securities issued and outstanding, consisting of shares of common stock, no par value. Such shares are held by approximately 1,600 shareholders.

    Only those shareholders of record of the Corporation's common stock as of the record date, April 5, 1996, will be entitled to notice of and to vote in person or by proxy at the Meeting or any adjournment thereof, unless a new record date is set for an adjourned meeting. As of the record date, 2,428,857 shares of the Corporation's common stock were outstanding.

    Each share of common stock is entitled to one vote at the Meeting, except that shareholders may have cumulative voting rights with respect to the election of directors. In elections for directors, California law provides that a shareholder, or his or her proxy, may cumulate his or her votes. Under cumulative voting rules, each shareholder is entitled to a number of votes equal to the number of shares owned by him or her, multiplied by the number of directors to be elected. A shareholder may cast such votes for a single candidate, or distribute such votes among as many candidates as he or she deems appropriate. However, a shareholder may cumulate votes only for a candidate or candidates whose names have been properly placed in nomination prior to the voting. See "Nominations for Directors" herein. Cumulative voting may be used only if a shareholder has given notice at the Meeting, prior to the voting, of his or her intention to cumulate his or her votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for the candidates in nomination. The Board of Directors does not, at this time, intend to give such notice or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given, in which event votes represented by proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the proxy holders, in accordance with the recommendations of the Board of Directors. Therefore, discretionary authority to cumulate votes in such event is solicited in this Proxy Statement.

    In the election of directors, the thirteen (13) candidates receiving the highest number of votes will be elected whether or not votes are cumulated.

    If a shareholder withholds authority to vote for directors on the enclosed proxy, or attends the Meeting, elects to vote in person, but abstains from voting in the election of directors, that shareholder's shares will not be counted in determining the candidates receiving the highest number of votes. For shares present at the Meeting in person or by proxy, an abstention with respect to the approval of the Corporation's 1996 Stock Option Plan and the ratification of the independent public accountants is treated the same as a vote against those matters. Broker non-votes (shares as to which brokerage firms have not received voting instructions from their clients and therefore do not have the authority to vote the shares at the Meeting) will not be considered in determining if a quorum is present at the Meeting and will not be voted at the Meeting.

    If the enclosed proxy is completed in the appropriate spaces, signed, dated and returned, the proxy will be voted as specified in the proxy. If no specification is made on an executed proxy, it will be voted FOR the election of directors nominated by the Board and FOR the approval of the Corporation's 1996 Stock Option Plan and FOR the ratification of KPMG Peat Marwick as the Corporation's independent public accountants.

    The proxy also confers discretionary authority to vote the shares represented thereby on any matter that was not known at the time this Proxy Statement was mailed which may properly be presented for action at the Meeting and may include: approval of minutes of the prior annual meeting which will not constitute ratification of the actions taken at such meeting; action with respect to procedural matters pertaining to the conduct of the Meeting; and election of any person to any office for which a bona fide nominee is named herein if such nominee is unable to serve or for good cause will not serve. Management of the Corporation is not aware of any other matters to come before the Meeting. If, however, any other matters of which the Board is not now aware are properly presented for action, it is the intention of the proxy holders named in the enclosed proxy to vote such proxy on such matters in accordance with their best business judgment.

    The Board of Directors recommends that the shareholders vote FOR the election of the directors nominated by the Board and FOR the approval of the Corporation's 1996 Stock Option Plan and FOR the ratification of the selection of KPMG Peat Marwick as the Corporation's independent public accountants.

PROPOSALS OF SHAREHOLDERS

    Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. For any such proposal to be considered for inclusion in the proxy statement prepared for next year's Annual Meeting, the proposal must be received at the Corporation's executive offices at One North Market Street, San Jose, California, 95113 prior to December 10, 1996.

                             ELECTION OF DIRECTORS

NOMINEES TO THE BOARD OF DIRECTORS

    The Bylaws of the Corporation provide that the number of directors of the Corporation shall be no less than nine and no more than seventeen, with the exact number within such range to be fixed by amendment of the Bylaws adopted by the shareholders or by the Board of Directors. The number of directors is presently fixed at thirteen.

    The persons names below, all of whom are currently members of the Corporation's Board of Directors, have been nominated for election as directors to serve until the next Annual Meeting and until their successors are duly elected and qualified. Votes will be cast in such a way as to effect the election of all nominees or as many nominees as possible in the event of cumulative voting. If any nominee should become unable or unwilling to serve as a director, the proxies will be voted for such substitute nominee as shall be designated by the Board of Directors. The Board of Directors presently has no knowledge that any of the nominees will be unable or unwilling to serve. The thirteen nominees receiving the highest number of votes at the Meeting shall be elected.

    The following table sets forth certain information with respect to those persons nominated by the Board of Directors for election as directors, which information is based on data furnished by each such nominee. Each member of the Corporation's Board of Directors also serves as a director of San Jose National Bank ("SJNB").

                              FIRST
                            ELECTED A                          PRINCIPAL OCCUPATION
          NAME             DIRECTOR (1)   AGE               DURING THE PAST FIVE YEARS
- -------------------------  ------------   ---   --------------------------------------------------
Ray Akamine                    1994       50    Chief Financial Officer of Consolidated Factors in
                                                 Monterey, California, since November 1995.  Prior
                                                 to  that, he served as  Vice President of Finance
                                                 for Mariani  Packing Company,  a food  processing
                                                 company  located  in San  Jose,  California, from
                                                 June 1984 to November 1994.
Robert A. Archer               1982       62    Chairman  of  the  Board   of  Directors  of   the
                                                 Corporation  and SJNB since 1993. President and a
                                                 principal stockholder of Coast Counties Truck and
                                                 Equipment Company, a heavy duty truck  dealership
                                                 and  service facility  in San Jose,  which he has
                                                 owned and operated for more than 30 years.
Albert V. Bruno                1994       51    Professor of Marketing at Santa Clara  University,
                                                 where  he is  also Associate  Dean of  the Leavey
                                                 School of Business.  He has been  at Santa  Clara
                                                 University  since 1971 and has served as chairman
                                                 of the Marketing Department and Acting Dean.
Rod Diridon                    1994       55    Executive Director of the International  Institute
                                                 for  Surface Transportation Policy Studies at the
                                                 College of Business at San Jose State  University
                                                 since  1995.  Prior  to that,  he  served  as the
                                                 Supervisor of the 4th  District of the County  of
                                                 Santa Clara, to which he was elected in 1974.
Jack G. Fischer                1982       68    President   of  Darling  &   Fischer,  Inc.,  with
                                                 mortuaries in San Jose,  Campbell and Los  Gatos,
                                                 which  he  has  owned  and  operated  since 1955;
                                                 President of Los Gatos Memorial Park.

                              FIRST
                            ELECTED A                          PRINCIPAL OCCUPATION
          NAME             DIRECTOR (1)   AGE               DURING THE PAST FIVE YEARS
- -------------------------  ------------   ---   --------------------------------------------------
F. Jack Gorry                  1988       62    Private   consultant    since   September    1992.
                                                 Previously  he  was  President,  Chief  Executive
                                                 Officer, director  and founder  of CXR  Corp.,  a
                                                 telecommunications company.
James R. Kenny                 1991       51    President,  Chief Executive  Officer and Secretary
                                                 of the Corporation and SJNB since September 1991;
                                                 previously he was a director, President and Chief
                                                 Operating Officer of  Pacific Western  Bancshares
                                                 and its subsidiary, Pacific Western Bank.
Arthur K. Lund                 1982       62    A  practicing  attorney  at law  and  a  member of
                                                 Rosenblum, Parish & Isaacs in San Jose. Mr.  Lund
                                                 was  previously the Chairman of  the Board of the
                                                 Corporation from 1983 through 1992.
Louis Oneal                    1982       63    A practicing attorney at law and a member of Oneal
                                                 and Oneal in San Jose.
Diane P. Rubino                1987       47    President of Hill View Packing Company since 1993.
                                                 Previous she was a partner of Valley View Packing
                                                 since 1977.
Douglas L. Shen                1994       57    A self employed dentist since 1966. His office  is
                                                 located in San Jose, California.
Gary S. Vandeweghe             1982       57    A  practicing attorney at law, specializing in tax
                                                 law; a  member  of the  Law  Offices of  Gary  S.
                                                 Vandeweghe since December 1995. Prior to that, he
                                                 was  a member  of Rankin,  Luckhardt, Vandeweghe,
                                                 Landess &  Lahde  in  San Jose  for  over  twelve
                                                 years.
John W. Weinhardt              1986       64    President  of San  Jose Water Company  for over 17
                                                 years.

- ------------------------
(1) Includes service as a director of SJNB prior to the organization of SJNB Financial Corp. Directors Akamine, Bruno, Diridon and Shen were directors of Business Bancorp and California Business Bank prior to the merger.

    There is no family relationship among any of the Corporation's executive officers, directors or nominees for director.

NOMINATIONS FOR DIRECTORS

    The Corporation's Bylaws provide that nominations for a director may be made by shareholders, provided that certain informational requirements concerning the identities of the nominating shareholder and the nominee are complied with in advance of the meeting. This provision is intended to provide advance notice to management of any attempt to effect an election contest or a change in control of the Board of Directors, and may have the effect of precluding third-party nominations if not followed. Specifically, the Bylaws provide that nominations for directors, other than those made by or on behalf of existing management, must be made in writing and mailed or delivered to the President of the Corporation, no less than 14 nor more than 50 days prior to any meeting of shareholders called for the election of directors, except that if less than 21 days notice of the meeting is given, such nomination must be mailed or delivered to the President by the close of business on the seventh day following the date on which the notice was mailed. The written nomination must include the following information, to the extent known by the nominating shareholder: (a)
the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of common stock of the Corporation that will be voted for each proposed nominee; (d) the name and residence address of the nominating shareholder; and (e) the number of shares of common stock of the Corporation owned by the nominating shareholder.

    The Bylaws provide that nominations not made in accordance with the above procedure may, in his discretion, be disregarded by the Chairman of the Meeting and, upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee.

CERTAIN COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors of the Corporation and its subsidiary, SJNB, each have standing Audit, Compensation and Loan and Investment Committees. The Audit Committee of the Corporation and the Bank is chaired by Diane P. Rubino and the members are Ray Akamine, Rod Diridon, F. Jack Gorry, and John W. Weinhardt. The Audit Committee met four times in 1995 for the purpose of reviewing the scope of and planning for the annual audit, and reviewing the results of internal operations audits of the Bank and the Bank's compliance with consumer laws, regulatory agency reports and securities reports.

    The Compensation Committee is chaired by John W. Weinhardt and the members are Robert A. Archer, Jack G. Fischer, F. Jack Gorry, Douglas L. Shen, and Gary
S. Vandeweghe. The Compensation Committee met three times in 1995 for the purpose of setting compensation levels of senior officers and directors, review and approval of bonus plans and payments, and review and approval of employee benefit plans, including stock option, insurance and retirement plans. In addition, the Committee reviews and approves the Corporation's Compensation Policy.

    The Loan and Investment Committee is chaired by Ray S. Akamine, and the members are Robert A. Archer, James R. Kenny, Arthur K. Lund, Louis Oneal and Gary S. Vandeweghe. The Loan and Investment Committee met twelve times in 1995. It is responsible for reviewing the Corporation's and the Bank's loan and investment policy, approval of loans which are greater than $1.5 million, review of the allowance for loan losses, and the review of criticized and nonperforming loans.

    The Corporation does not have a standing nominating committee. The Board of Directors of the Corporation performs the functions of such committee. Nominations by shareholders can be made only by complying with the Corporation's Bylaws and the notice provisions discussed above. This Bylaw provision is designed to give the Board of Directors advance notice of competing nominations, if any, and the qualifications of nominees, and may have the effect of precluding third-party nominations if not followed.

MEETINGS OF THE BOARD OF DIRECTORS

    The Corporation's Board of Directors held a total of 11 meetings in 1995, including regular and special meetings. The Board of Directors of the Bank held a total of 11 meetings in 1995, including regular and special meetings. No nominee for director of the Corporation, while serving as a director, attended fewer than 75% of the total number of meetings of the Board of Directors of the Corporation and of the committees thereof of which he or she was a member, except Mr. Vandeweghe.

EXECUTIVE OFFICERS

    The executive officers of the Corporation and SJNB include James R. Kenny, President and Chief Executive Officer, about whom information is provided above, and the following persons:

                                                                 PRINCIPAL OCCUPATION
           NAME AND POSITION(S)             AGE               DURING THE PAST FIVE YEARS
- ------------------------------------------  ---   --------------------------------------------------
Eugene E. Blakeslee                         50    Executive  Vice  President  and  Chief   Financial
 Executive Vice President and Chief                Officer   of  the  Corporation   and  SJNB  since
 Financial Officer of the Corporation and          September 1991; prior thereto, was Executive Vice
 SJNB.                                             President and Chief Financial Officer of  Pacific
                                                   Western  Bancshares  and its  subsidiary, Pacific
                                                   Western Bank.
Frederic H. Charpiot                        48    Senior Vice President of SJNB since October  1991;
 Senior Vice President and Chief Credit            prior thereto, was Vice President of SJNB.
 Officer of SJNB
Judith Doering-Nielsen                      50    Senior  Vice President and  Senior Lending Officer
 Senior Vice President and Senior Lending          of SJNB since  October 1991;  prior thereto,  was
 Officer of SJNB                                   Senior  Vice President  and Manager  of Corporate
                                                   Funding Group of Pacific Western Bank from August
                                                   1989 to October 1991.
Robert T. Remedios                          56    Senior Vice President  and Cashier  of SJNB  since
 Senior Vice President and Cashier of SJNB         October  1991;  prior  thereto,  was  Senior Vice
                                                   President/Operations of Pacific Western Bank.
Margo A. Culcasi                            48    Senior Vice President of SJNB since February 1992;
 Senior Vice President/Liability                   prior  thereto,  was  Senior  Vice  President  of
 Management of SJNB                                Cupertino National Bank since 1990.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The  following  table  sets  forth  information  as  of  February  29,  1996 pertaining to beneficial ownership of the Corporation's common stock by each current director of the Corporation, each nominee to be elected to the Board of Directors, the Chief Executive Officer, the four other most highly compensated executive officers and all directors and officers(1) of the Corporation and SJNB as a group. To the best knowledge of the Corporation, as of April 5, 1996, no person or entity was the beneficial owner of more than 5% of the Corporation's outstanding common stock. The information contained herein has been obtained from the Corporation's records, from information furnished directly by the individual or entity to the Corporation, or from various filings made by the named individuals with the Securities and Exchange Committee (the "SEC").

    The table should be read with the understanding that more than one person may be the beneficial owner or possess certain attributes of beneficial ownership with respect to the same securities. Therefore, careful attention should be given to the footnote references set forth in the column "Amount and Nature of Beneficial Ownership." In addition, shares usable pursuant to options which may be exercised within 60 days of April 5, 1996 are deemed to be issued and outstanding and have been treated as outstanding in calculating the percentage ownership of those individuals possessing such interest, but not for any other individuals. Thus, the total number of shares considered to be outstanding for the purposes of this table may vary depending upon the individual's particular circumstance.

                                                  AMOUNT AND         PERCENT OF
                                                  NATURE OF          OUTSTANDING
          NAME AND ADDRESS OF                     BENEFICIAL           COMMON
          BENEFICIAL OWNER (2)                  OWNERSHIP (3)           STOCK
          --------------------------------     ----------------      -----------
          Ray S. Akamine                         9,477                  *
          Robert A. Archer                      50,031(4)               2.05%
          Albert V. Bruno                       15,165                  *
          Rod Diridon                              699                  *
          Jack G. Fischer                       19,472                  *
          F. Jack Gorry                          9,248                  *
          James R. Kenny                       102,221(5)               4.10%
          Arthur K. Lund                        78,422(6)(7)(8)         3.22%
          Louis Oneal                           78,843(6)(9)            3.23%
          Diane P. Rubino                       12,137                  *
          Douglas L. Shen                       63,860(10)              2.62%
          Gary S. Vandeweghe                    33,503(9)               1.37%
          John W. Weinhardt                      5,420                  *
          Eugene E. Blakeslee                   49,866(11)              2.00%
          Frederic H. Charpiot                  11,547(12)              *
          Margo A. Culcasi                       5,468(13)              *
          Judith Doering-Nielsen                20,611(14)              *
          Directors and Executive Officers     527,675(15)             21.63%
           as a group (18 persons)

- ------------------------
 * Less than 1% of the outstanding common stock.

(1) As used throughout this Proxy Statement, the terms "officer" and "executive officer" refer to the Corporation and SJNB's President and Chief Executive Officer and Executive Vice President and Chief Financial Officer, and SJNB's Chief Credit Officer, Senior Lending Officer, Cashier and Senior Vice President/Liability Management.

(2) The address for all persons is c/o the Corporation, One North Market Street, San Jose, California 95113.

(3) Includes shares beneficially owned, directly and indirectly, together with associates. Subject to applicable community property laws and shared voting or investment power with a spouse, the persons listed have sole voting and investment power with respect to such shares unless otherwise noted.

(4) Including 4,167 shares owned of record by a trust of which Mr. Archer is a trustee and beneficiary.

(5) Including 50,000 shares underlying stock options.

(6) Including 51,884 shares owned of record by a trust of which Mr. Lund and Mr. Oneal are trustees.

(7) Including 3,782 shares owned of record by a trust of which Mr. Lund is the trustee and beneficiary.

(8) Including 7,615 shares underlying stock options.

(9) Including 4,400 shares underlying stock options.

(10) Including 30,816 shares owned of record by a trust of which Dr. Shen is a trustee and beneficiary.

(11) Including 25,000 shares underlying stock options.

(12) Including 9,088 shares underlying stock options.

(13) Including 4,000 shares underlying stock options.

(14) Including 10,000 shares underlying stock options.

(15) Including 124,503 shares underlying stock options.

      EXECUTIVE COMPENSATION AND TRANSACTIONS WITH DIRECTORS AND OFFICERS

    SUMMARY COMPENSATION TABLE

    The following table sets forth the cash compensation paid to or allocated for the Chief Executive Officer of the Corporation and those other executive officers whose cash compensation exceeded $100,000 for services rendered in all capacities to the Corporation and SJNB in 1995.

                           SUMMARY COMPENSATION TABLE

                                                             ANNUAL COMPENSATION    SECURITIES
                                                            ---------------------   UNDERLYING       ALL OTHER
                PRINCIPAL POSITION                   YEAR   SALARY (1)     BONUS     OPTIONS      COMPENSATION (2)
- --------------------------------------------------   ----   ----------    -------   ----------    ----------------
James R. Kenny                                       1995    $ 160,000    $90,000     25,000           $6,046
  President, Chief Executive Officer                 1994    $ 150,000    $53,350      0               $6,046
  and Secretary of the Corporation                   1993    $ 150,000    $33,000      0               $5,923
  and SJNB
Eugene E. Blakeslee                                  1995    $ 107,000    $70,000     20,000           $4,620
  Executive Vice President and                       1994    $ 100,000    $38,000      0               $4,620
  Chief Financial Officer of the                     1993    $ 100,000    $25,000      0               $4,497
  Corporation and SJNB
Frederic H. Charpiot                                 1995    $  80,000    $50,000     10,000           $4,166
  Senior Vice President and Chief                    1994    $  72,000    $28,000      0               $3,670
  Credit Officer of SJNB                             1993    $  72,000    $18,000      0               $2,845
Judith Doering-Nielsen                               1995    $  85,000    $40,000     10,000           $4,197
  Senior Vice President and Senior                   1994    $  80,000    $28,000      0               $4,620
  Lending Officer of SJNB                            1993    $  82,000    $20,000      0               $3,894
Margo A. Culcasi                                     1995    $  75,000    $27,710     15,000           $4,365
  Senior Vice President/                             1994    $  75,000    $34,224      0               $2,106
   Liability Management of SJNB

- ------------------------
(1) The executive officers received perquisites in addition to their salaries. The value of such perquisites did not exceed 10% of their salaries. Salary amounts include compensation deferred at the election of the executive in the year earned.

(2) Consists of SJNB's contributions to vested and unvested defined contribution plans. Mr. Kenny's total also includes a life insurance premium of $1,426 paid by SJNB each year.

    STOCK OPTION PLANS

    The following table provides certain information concerning the options held by the executive officers named in the Summary Compensation Table at December 31, 1995 pursuant to the SJNB Financial Corp. Plan (which expired in 1992) and the 1992 Employee Stock Option Plan:

                         FISCAL YEAR-END OPTION VALUES

                                             NUMBER OF SECURITIES
                                                  UNDERLYING               VALUE OF IN-THE-MONEY
                                              UNEXERCISED OPTIONS         UNEXERCISED OPTIONS (1)
                                          ---------------------------   ---------------------------
                       NAME               EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
          ------------------------------  -----------   -------------   -----------   -------------
          James R. Kenny                    50,000         25,000        $418,750       $101,550
          Eugene E. Blakeslee               25,000         20,000        $206,250       $ 81,250
          Frederic H. Charpiot               8,088         10,000        $ 78,004       $ 47,916
          Margo A. Culcasi                   4,000         16,000        $ 30,500       $ 58,555
          Judith Doering-Nielsen            10,000         10,000        $ 82,450       $ 40,620

- ------------------------
(1) Fair market value of the Corporation's common stock on December 31, 1995 was $13.375.

    The following table provides certain information concerning options granted to the executive officers named in the Summary Compensation Table:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                       PERCENT OF TOTAL
                                      NUMBER OF         OPTIONS GRANTED
                                      SECURITIES              TO                            EXPIRATION
                   NAME           UNDERLYING OPTIONS   EMPLOYEES IN 1995   EXERCISE PRICE      DATE
          ----------------------  ------------------   -----------------   --------------   ----------
          James R. Kenny                25,000                18%             $9.3125        7/25/05
          Eugene E. Blakeslee           20,000                14%             $9.3125        7/25/05
          Frederic H. Charpiot          10,000                 7%             $9.3125        7/25/05
          Margo A. Culcasi              10,000                 7%             $9.3125        7/25/05
          Judith Doering-Nielsen        10,000                 7%             $9.3125        7/25/05

    There were no options exercised by the above executive officers during 1995.

    EMPLOYMENT AGREEMENTS

    Mr. Kenny is employed by the Corporation and SJNB pursuant to an employment agreement dated March 27, 1996 which provides an annual salary of $160,000. The term of the agreement is three years, with annual one year extensions each year thereafter. In addition, Mr. Kenny is to receive an incentive bonus of 1.5% of the Corporation's pre-tax, pre-bonus net earnings before extraordinary items, provided that SJNB's net earnings before extraordinary items in any year during the term of the Agreement is equal to or exceeds 1% of average assets. Mr. Kenny may also receive stock options. Pursuant to the Agreement, the Corporation provides an automobile for Mr. Kenny, as well as public liability and property damage insurance. Mr. Kenny also receives $250,000 in term life insurance coverage. In the event that Mr. Kenny is involuntarily terminated for reasons other than dishonesty or malfeasance, he is entitled to receive a lump sum payment equal to twenty-four months' salary (plus incentive or bonus payments accrued, if any). In the event of a "change in control", Mr. Kenny will receive a lump sum payment in an amount equal to two times his average annual compensation for the five years immediately preceding the change in control (plus incentive or bonus payments accrued, if any).

    Mr. Kenny's previous employment agreement provided that he receive an annual salary of $150,000 and 15% of an officer bonus pool, equaling 10% of pre-tax earnings to be established if the Corporation's net earnings before extraordinary items equaled or exceeded 1% of average assets. That agreement also provided a $250,000 term life insurance policy and severance pay equal to $75,000 in the event of involuntary termination.

    Mr. Blakeslee is employed by the Corporation and SJNB pursuant to an employment agreement dated March 27, 1996 which provides an annual salary of $107,000. The term of the agreement is one year, with automatic extensions each year thereafter. In addition, Mr. Blakeslee is entitled to participate in the Corporation's bonus plan, pool, stock option plan or other arrangements authorized and approved by the Board of Directors. Mr. Blakeslee's agreement also states that the Corporation provides an automobile for Mr. Blakeslee, as well as public liability and property damage insurance. In the event that Mr. Blakeslee is involuntarily terminated for reasons other than dishonesty or malfeasance, he is entitled to receive a lump sum payment equal to twelve months' salary (plus incentive or bonus payments accrued, if any). In the event of a "change in control", Mr. Blakeslee will receive severance pay in an amount equal to one times his average annual compensation for the five years immediately preceding the change in control (plus incentive or bonus payments accrued, if any).

    COMPENSATION OF DIRECTORS

    In 1995, the outside directors of SJNB, except Chairman Archer, were paid an annual retainer of $12,000. Mr. Archer was paid an annual retainer of $15,000. In addition, directors were paid $250 for attendance at each meeting of standing committees of SJNB of which they are a member. Directors of the Corporation do not now receive additional fees for attendance at the Corporation's Board meetings.

    The Corporation has adopted the 1992 Director Stock Option Plan (the "Director Plan"), which provides for the grant of options for up to 255,000 shares of stock to directors of the Corporation. No options have been granted to date under the Director Plan.

    The new 1996 Stock Option Plan provides for automatic annual option grants of 5,000 options on June 1, 1996 and March 1 each year thereafter to each non-employee director, compared to 2,000 options annually under the Director Plan. Assuming the 1996 Stock Option Plan is approved by the shareholders at the Meeting, non-employee directors will receive no further grants under the Director Plan.

    TRANSACTIONS WITH DIRECTORS AND OFFICERS

    SJNB has had in the ordinary course of business, and expects to have in the future, banking transactions with directors, officers, shareholders and their associates, including transactions with corporations of which such persons are directors, officers or controlling shareholders. In the opinion of management of SJNB, all loans and commitments to lend included in such transactions have been and will be entered into with such persons in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness, and on terms not involving more than a normal risk of collectibility or presenting other unfavorable features.

    COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    Under the securities laws of the United States, the Corporation's directors, executive officers and any persons holding more than ten percent of the Corporation's common stock are required to report their initial ownership of the Corporation's stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established and the Corporation is required to disclose in this Proxy Statement any failure to file by these dates during 1995. To the Corporation's knowledge, based on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, during the fiscal year ended December 31, 1995 all such filing requirements applicable to its officers, directors and ten percent shareholders were met.

             APPROVAL OF THE ADOPTION OF THE 1996 STOCK OPTION PLAN

INTRODUCTION

    On March 27, 1996, the Board of Directors adopted the Corporation's 1996 Stock Option Plan (the "Plan"), subject to the approval of the Corporation's shareholders. A copy of the Plan appears as Appendix A to this Proxy Statement. Shareholders are urged to read the Plan in its entirety. The Plan provides for awards in the form of options (which may constitute incentive stock options or non-statutory stock options) to key employees and outside directors.

    The Board believes that the Plan will enable the Corporation to continue to attract and retain highly qualified individuals capable of implementing the Corporation's long-term strategic goals and objectives. The Board further believes that the Plan will provide the Corporation with the means to motivate high levels of performance by key employees in order to increase shareholder value.

    The Plan is intended to replace the Director Plan and the 1992 Employee Stock Option Plan (the "Employee Plan"), under which plans approximately 310,000 shares of Common Stock currently remain available for grant.

    The Compensation Committee of the Board of Directors (the "Committee") expects to use option awards under the Plan as its primary method of providing stock-based incentive compensation to key employees and outside directors over the next few years. The Plan provides that options under the Plan may not be granted at less than 100% of fair market value of the Common Stock on the grant date, which means that participants receive nothing unless the Corporation's stock price increases over the option term. The Board believes that the Plan directly ties management's and director's interests to those of the shareholders and that approval of the Plan is in the shareholders' best interests.

PURPOSE

    The purpose of the Plan is to promote the long-term success of the Corporation and the creation of shareholder value by (a) encouraging key employees and outside directors to focus on critical long-range objectives, (b) encouraging the attraction and retention of key employees and outside directors with strong qualifications, including key executives that may join the Corporation in the future as a result of acquisitions, and (c) linking key employees and outside directors directly to shareholder interests through increased stock ownership.

ADMINISTRATION

    The Plan will be administered by the Committee, which consists entirely of outside directors. The Committee selects the key employees of the Corporation or any subsidiary who will receive awards, determines the size of any award and establishes any vesting or other conditions. Grants of options to outside directors will be subject to the restrictions in the Plan.

ELIGIBILITY

    Key employees of the Corporation and outside directors are eligible to receive awards under the Plan. Directors who are not employees of the Corporation or any of its subsidiaries ("Outside Directors") are eligible to receive automatic grants under the Plan. The Committee may also choose to implement a program whereby Outside Directors may elect to receive awards under the Plan in lieu of annual retainer and meeting fees. As of March 31, 1996, none of the executive officers or Outside Directors were participants in the Plan. As of April 1, 1996, approximately eighty-five employees and twelve Outside Directors were eligible to participate in the Plan.

OPTIONS

    Options may include nonstatutory stock options ("NSOs") as well as incentive stock options ("ISOs") intended to qualify for special tax treatment. The exercise price of options must be equal to or greater than 100% of the fair market value of the Common Stock on the date of grant. On April 1, 1996, the Corporation's Common Stock closed at $14.00 per share. The term of an ISO cannot exceed 10 years, and all options are nontransferable prior to the optionee's death.

    The exercise price of an option may be paid in any lawful form permitted by the Committee, including cash or the surrender of shares of Common Stock of the Corporation already owned by the optionee.

VESTING CONDITIONS

    With respect to all employees, the Committee determines the number of options in the award as well as the vesting and all other conditions. The vesting conditions may be based on the employee's service, his or her individual performance, the Corporation's performance or other appropriate criteria. In general, the vesting conditions will be based on the employee's service after the date of grant. Vesting may be accelerated in the event of the employee's death, disability or retirement or in the event of a change of control. The events which constitute a change of control for purposes of the Plan are as defined in Article 14 of the Plan.

AUTOMATIC GRANTS TO OUTSIDE DIRECTORS

    The Plan provides that Outside Directors will automatically receive an NSO covering 5,000 shares annually at an exercise price equal to 100% of the market price of the Common Stock on the date of grant. NSOs granted to Outside Directors become exercisable 40% one year after grant and 20% annually for the next three years, or earlier in the event of a change of control with respect to the Corporation. The NSOs expire 10 years after grant, except that they expire ninety days after the Outside Director's service terminates.

OTHER PROVISIONS

    The Committee is authorized, within the provisions of the Plan, to modify or extend outstanding options or to exchange new options for outstanding options, including outstanding options with a higher exercise price than the new options.

NUMBER OF AVAILABLE SHARES

    The total number of shares available for grant under the Plan is 310,000. In addition, if awards under the Employee Plan are forfeited or terminated before being exercised or vested, the corresponding common shares shall become available for awards under the Plan. If the Plan is approved by the shareholders, no further awards will be made under the Director Plan. The total number of shares available for grant under the Plan shall be subject to adjustment in the event of stock splits, stock dividends and other similar recapitalization transactions. No individual may receive option grants in a single year covering more than 100,000 shares. If any options are forfeited, or if options terminate for any other reason prior to exercise, then they again become available for awards.

NEW PLAN BENEFITS

    The Committee has full discretion to determine the number of options to be granted to employees under the Plan; provided, however, that no individual may receive option grants in a single calendar year covering more than 100,000 shares. Therefore, the aggregate benefits and amounts that will be received by each of the officers named in the Summary Compensation Table, the executive officers as a group and all other employees are not determinable. Until the Board directs otherwise or an Outside Director ceases to serve as a director, each director will receive an annual automatic grant of 5,000 options.

TERM OF THE PLAN, AMENDMENT AND TERMINATION

    The Board of Directors may at any time amend, modify or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Corporation's shareholders only to the extent required by applicable law. The Plan shall remain in effect until it is terminated except that no ISOs may be granted after May 21, 2006.

FEDERAL INCOME TAX CONSEQUENCES

    Neither the optionee nor the Corporation will incur any federal tax consequences as a result of the grant of an option. The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Corporation will receive no deduction when an ISO is exercised. Upon exercising an NSO, the optionee generally must recognize ordinary income equal to the

"spread" between the exercise price and the fair market value of the Common Stock on the date of exercise; the Corporation ordinarily will be entitled to a deduction for the same amount. In the case of an employee, the option spread at the time an NSO is exercised is subject to income tax withholding, but the optionee generally may elect to satisfy the withholding tax obligation by having shares of Common Stock withheld from those purchased under the NSO. The tax treatment of a disposition of option shares acquired under the Plan depends on how long the shares have been held and on whether such shares were acquired by exercising an ISO or by exercising a NSO. The Corporation will not be entitled to a deduction in connection with a disposition of option shares, except in the case of a disposition of shares acquired under an ISO before the applicable ISO holding periods have been satisfied.

    The adoption of the Plan requires the affirmative vote of not less than a majority of the shares of Common Stock present in person or represented and voting at the Meeting. The Board of Directors recommends that the shareholders vote FOR the adoption of the Corporation's 1996 Stock Option Plan.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors has selected KPMG Peat Marwick to serve as independent public accountants for the Corporation and its subsidiary for the year ending December 31, 1996. KPMG Peat Marwick examined the financial statements of the Corporation and its subsidiary for the year ended December 31, 1995. KPMG Peat Marwick has informed the Corporation that it has had no connection during the past three years with the Corporation or its subsidiary in the capacity of promoter, underwriter, voting trustee, director or employee.

    In recognition of the important role of the independent public accountants, the Board of Directors has determined that its selection of the independent public accountants should be submitted to the shareholders for review and ratification on an annual basis.

    In the event the appointment is not ratified by the shareholders, the adverse vote will be deemed to be an indication to the Board of Directors that it should consider selecting other independent public accountants for 1997. Because of the difficulty and expense of making any substitution of accounting firms after the beginning of the current year, it is the intention of the Board of Directors that the appointment of KPMG Peat Marwick for the year 1996 will stand unless for other reasons the Board of Directors deems it necessary or appropriate to make a change. The Board of Directors also retains the power to appoint another independent public accounting firm to replace an accounting firm ratified by the shareholders in the event the Board of Directors determines that the interests of the Corporation require such a change.

    It is anticipated that one or more representatives of KPMG Peat Marwick will be present at the Meeting and will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

    The affirmative vote of a majority of the shares represented and voting at the Meeting is required for ratification of KPMG Peat Marwick as the Corporation's independent public accountants. The Board of Directors recommends that the shareholders vote FOR the ratification of the selection of KPMG Peat Marwick to serve as independent public accountants.

                          ANNUAL REPORT ON FORM 10-KSB

    A  copy of the Corporation's Annual Report on Form 10-KSB for the year ended
December  31,  1995  is   included  in  the   Corporation's  Annual  Report   to
Shareholders.

                                                                      APPENDIX A

                           1996 STOCK OPTION PLAN OF
                              SJNB FINANCIAL CORP.
                        (Adopted Effective May 22, 1996)

                               TABLE OF CONTENTS

  ARTICLE 1.  INTRODUCTION................................................    1
  ARTICLE 2.  ADMINISTRATION..............................................    1
         2.1  Committee Composition.......................................    1
         2.2  Committee Responsibilities..................................    1
  ARTICLE 3.  SHARES AVAILABLE FOR GRANTS.................................    1
         3.1  Basic Limitation............................................    1
         3.2  Additional Shares...........................................    1
  ARTICLE 4.  ELIGIBILITY.................................................    1
         4.1  General Rules...............................................    1
         4.2  Outside Directors...........................................    2
         4.3  Incentive Stock Options.....................................    2
  ARTICLE 5.  OPTION GRANTS...............................................    2
         5.1  Stock Option Agreement......................................    2
         5.2  Number of Shares............................................    3
         5.3  Exercise Price..............................................    3
         5.4  Exercisability and Term.....................................    3
         5.5  Effect of Change in Control.................................    3
         5.6  Modification or Assumption of Options.......................    3
  ARTICLE 6.  PAYMENT FOR OPTION SHARES...................................    3
         6.1  General Rule................................................    3
         6.2  Surrender of Stock..........................................    3
         6.3  Exercise/Sale...............................................    3
         6.4  Exercise/Pledge.............................................    3
         6.5  Promissory Note.............................................    3
         6.6  Other Forms of Payment......................................    4
  ARTICLE 7.  PROTECTION AGAINST DILUTION.................................    4
         7.1  Adjustments.................................................    4
         7.2  Reorganizations.............................................    4
  ARTICLE 8.  PAYMENT OF DIRECTOR'S FEES IN OPTIONS.......................    4
         8.1  Effective Date..............................................    4
         8.2  Elections to Receive NSOs...................................    4
         8.3  Number and Terms of NSOs....................................    4
  ARTICLE 9.  LIMITATION ON RIGHTS........................................    4
         9.1  Retention Rights............................................    4
         9.2  Shareholders' Rights........................................    4
         9.3  Regulatory Requirements.....................................    4
 ARTICLE 10.  LIMITATION ON PAYMENTS......................................    5
        10.1  Basic Rule..................................................    5
        10.2  Reduction of Payments.......................................    5
        10.3  Overpayments and Underpayments..............................    5
        10.4  Related Corporations........................................    5
 ARTICLE 11.  WITHHOLDING TAXES...........................................    6
        11.1  General.....................................................    6
        11.2  Share Withholding...........................................    6
 ARTICLE 12.  ASSIGNMENT OR TRANSFER OF OPTIONS...........................    6
 ARTICLE 13.  FUTURE OF THE PLAN..........................................    6
        13.1  Term of the Plan............................................    6
        13.2  Amendment or Termination....................................    6
 ARTICLE 14.  DEFINITIONS.................................................    6
 ARTICLE 15.  EXECUTION...................................................    8

                           1996 STOCK OPTION PLAN OF
                              SJNB FINANCIAL CORP.

    ARTICLE 1.  INTRODUCTION.

    The Plan was adopted by the Board on March 27, 1996, effective as of May 22, 1996. The Plan replaces the SJNB Financial Corp. 1992 Employee Stock Option Plan and the SJNB Financial Corp. 1992 Director Stock Option Plan.

    The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by (a) encouraging Key Employees to focus on critical long-range objectives, (b) encouraging the attraction and retention of Key Employees with exceptional qualifications and (c) linking Key Employees directly to shareholder interests through increased stock ownership. The Plan seeks to achieve this purpose with grants of Options, which may constitute incentive stock options or nonstatutory stock options.

    The Plan shall be governed by, and construed in accordance with, the laws of the State of California (except their choice-of-law provisions).

    ARTICLE 2.  ADMINISTRATION.

    2.1 COMMITTEE COMPOSITION. The Plan shall be administered by the Committee. The Committee shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy:

        (a) Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

        (b) Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code.

The Board may also appoint one or more separate committees of the Board, each consisting of two or more directors of the Company who need not satisfy the foregoing requirements. Such committees may administer the Plan with respect to Key Employees who are not subject to section 16 of the Exchange Act or section 162(m) of the Code, may grant Options under the Plan to such Key Employees and may determine all terms of such Options.

    2.2 COMMITTEE RESPONSIBILITIES. The Committee shall (a) select the Key Employees who are to receive Options under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Options,
(c) interpret the Plan and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

    ARTICLE 3.  SHARES AVAILABLE FOR GRANTS.

    3.1 BASIC LIMITATION. The aggregate number of Options awarded under the Plan shall not exceed 310,000, subject to Section 3.2. No grants shall be made under the Predecessor Plan after May 22, 1996. The limitation of this Section
3.1 shall be subject to adjustment pursuant to Article 7.

    3.2 ADDITIONAL SHARES. If an Option granted under this Plan or the Predecessor Plan is forfeited or terminates for any other reason before being exercised in full, then the Common Shares corresponding to the unexercised portion of such Option shall become available for new grants under this Plan.

    ARTICLE 4.  ELIGIBILITY.

    4.1 GENERAL RULES. Only Key Employees shall be eligible for designation as Optionees by the Committee. Key Employees who are Outside Directors shall only be eligible for the grant of the NSOs described in Section 4.2 and for making an election described in Article 8.

    4.2   OUTSIDE DIRECTORS.   Any other provision  of the Plan notwithstanding,
the participation of Outside Directors in the Plan shall be subject to the following conditions:

        (a) Outside Directors shall receive no Options except as described in this Section 4.2 and Article 8.

        (b) Each Outside Director who serves as a member of the Board on June 1, 1996, shall receive a one-time grant of an NSO covering 5,000 Common Shares (subject to adjustment under Article 7). Such NSO shall be granted on June 1, 1996.

        (c) Each Outside Director who serves as a member of the Board on March 1 of any year after 1996 shall receive an NSO covering 5,000 Shares (subject to adjustment under Article 7).

        (d) Each NSO granted to an Outside Director under this Section 4.2 shall become exercisable in four installments at 12-month intervals over the 48-month period following the date of grant. The first installment shall consist of 40% of the Common Shares subject to such NSO, and each of the three subsequent installments shall consist of 20% of the Common Shares subject to such NSO. All NSOs granted to an Outside Director under this
    Section 4.2 shall become exercisable in full in the event of:

            (i) The termination of such Outside Director's service because of death, total and permanent disability or retirement at or after age 70; or

           (ii) A Change in Control with respect to the Company.

        (e) The Exercise Price under all NSOs granted to an Outside Director under this Section 4.2 shall be equal to 100% of the Fair Market Value of a Common Share on the date of grant, payable in one of the forms described in Sections 6.1, 6.2, 6.3 and 6.4.

        (f) All NSOs granted to an Outside Director under this Section 4.2 shall terminate on the earliest of:

            (i) The 10th anniversary of the date of grant;

           (ii) The date three months after the termination of such Outside Director's service for any reason other than death or total and permanent disability; or

           (iii) The date 12 months after the termination of such Outside Director's service because of death or total and permanent disability.

    4.3 INCENTIVE STOCK OPTIONS. A Key Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in Section 422(c)(6) of the Code are satisfied.

    ARTICLE 5.  OPTION GRANTS.

    5.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a cash payment or in consideration of a reduction in the Optionee's other compensation. A Stock Option Agreement may provide that new Options will be granted automatically to the Optionee when he or she exercises the prior Options and pays the exercise price in the form described in Section 6.2.

    5.2 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 7. Options granted to any Optionee in a single calendar year shall in no event cover more than 100,000 Common Shares, subject to adjustment in accordance with Article 7.

    5.3 EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price under an ISO shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

    5.4 EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service.

    5.5 EFFECT OF CHANGE IN CONTROL. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become fully exercisable as to all Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

    5.6 MODIFICATION OR ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

    ARTICLE 6.  PAYMENT FOR OPTION SHARES.

    6.1 GENERAL RULE. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash at the time when such Common Shares are purchased, except as follows:

        (a) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Article 6.

        (b) In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this Article 6.

    6.2 SURRENDER OF STOCK. To the extent that this Section 6.2 is applicable, payment for all or any part of the Exercise Price may be made with Common Shares which have already been owned by the Optionee for more than six months. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan.

    6.3 EXERCISE/SALE. To the extent that this Section 6.3 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Common Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

    6.4 EXERCISE/PLEDGE. To the extent that this Section 6.4 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Common Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

    6.5  PROMISSORY NOTE.   To the extent that  this Section 6.5 is  applicable,
payment may be made with a full-recourse promissory note.

    6.6    OTHER FORMS  OF PAYMENT.   To  the  extent that  this Section  6.6 is
applicable, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

    ARTICLE 7.  PROTECTION AGAINST DILUTION.

    7.1 ADJUSTMENTS. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spinoff or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of (a) the number of Options available for future grants under Article 3, (b) the limitation set forth in Section 5.2, (c) the number of NSOs to be granted to Outside Directors under Section 4.2, (d) the number of Common Shares covered by each outstanding Option or (e) the Exercise Price under each outstanding Option. Except as provided in this Article 7, an Optionee shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

    7.2 REORGANIZATIONS. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting and accelerated expiration, or for settlement in cash.

    ARTICLE 8.  PAYMENT OF DIRECTOR'S FEES IN OPTIONS.

    8.1 EFFECTIVE DATE. No provision of this Article 8 shall be effective unless and until the Board has determined to implement such provision.

    8.2 ELECTIONS TO RECEIVE NSOS. An Outside Director may elect to receive his or her annual retainer payments and meeting fees from the Company in the form of cash or NSOs, or a combination thereof, as determined by the Board. Such NSOs shall be issued under the Plan. An election under this Article 8 shall be filed with the Company on the prescribed form.

    8.3 NUMBER AND TERMS OF NSOS. The number of NSOs to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs shall also be determined by the Board.

    ARTICLE 9.  LIMITATION ON RIGHTS.

    9.1 RETENTION RIGHTS. Neither the Plan nor any Option granted under the Plan shall be deemed to give any individual a right to remain an employee or director of the Company, a Parent or a Subsidiary. The Company and its Parents and Subsidiaries reserve the right to terminate the service of any employee or director at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

    9.2 SHAREHOLDERS' RIGHTS. An Optionee shall have no dividend rights, voting rights or other rights as a shareholder with respect to any Common Shares covered by his or her Option prior to the issuance of a stock certificate for such Common Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Article 7.

    9.3 REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Option prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

    ARTICLE 10.  LIMITATION ON PAYMENTS.

    10.1 BASIC RULE. Any provision of the Plan to the contrary notwithstanding, in the event that the independent auditors most recently selected by the Board (the "Auditors") determine that any payment or transfer by the Company under the Plan to or for the benefit of an Optionee (a "Payment") would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount; provided that the Committee, at the time of granting an Option or at any time thereafter, may specify in writing that such Option shall not be so reduced and shall not be subject to this Article 10. For purposes of this Article 10, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of
Section 280G of the Code.

    10.2 REDUCTION OF PAYMENTS. If the Auditors determine that any Payment would be nondeductible by the Company because of Section 280G of the Code, then the Company shall promptly give the Optionee notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Optionee may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the Optionee within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Optionee promptly of such election. For purposes of this Article 10, the present value shall be determined in accordance with Section 280G(d)(4) of the Code. All determinations made by the Auditors under this Article 10 shall be binding upon the Company and the Optionee and shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Optionee such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Optionee in the future such amounts as become due to him or her under the Plan.

    10.3 OVERPAYMENTS AND UNDERPAYMENTS. As a result of uncertainty in the application of Section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company which should not have been made (an "Overpayment") or that additional Payments which will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Optionee which the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Optionee which he or she shall repay to the Company, together with interest at the applicable federal rate provided in
Section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Optionee to the Company if and to the extent that such payment would not reduce the amount which is subject to taxation under Section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Optionee, together with interest at the applicable federal rate provided in Section 7872(f)(2) of the Code.

    10.4   RELATED  CORPORATIONS.   For purposes  of this  Article 10,  the term
"Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with Section 280G(d)(5) of the Code.

    ARTICLE 11.  WITHHOLDING TAXES.

    11.1 GENERAL. To the extent required by applicable federal, state, local or foreign law, an Optionee or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares until such obligations are satisfied.

    11.2 SHARE WITHHOLDING. The Committee may permit an Optionee to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Common Shares to the Company may be subject to restrictions, including any restrictions required by rules of the Securities and Exchange Commission.

    ARTICLE 12.  ASSIGNMENT OR TRANSFER OF OPTIONS.

    Except as provided in Article 11, an Option granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. An Option may be exercised during the lifetime of the Optionee only by him or her or by his or her guardian or legal representative. Any act in violation of this Article 12 shall be void. However, this Article 12 shall not preclude an Optionee from designating a beneficiary who will receive any outstanding Options in the event of the Optionee's death, nor shall it preclude a transfer of Options by will or by the laws of descent and distribution.

    ARTICLE 13.  FUTURE OF THE PLAN.

    13.1 TERM OF THE PLAN. The Plan, as set forth herein, was adopted on March 27, 1996, subject to the approval of the Company's shareholders at the 1996 annual meeting. The Plan shall become effective on May 22, 1996. The Plan shall remain in effect until it is terminated under Section 13.2, except that no ISOs shall be granted after May 21, 2006.

    13.2 AMENDMENT OR TERMINATION. The Board may, at any time and for any reason, amend or terminate the Plan, except that the provisions of Section 4.2 relating to the amount, price and timing of Option grants to Outside Directors shall not be amended more often than permitted by Rule 16b-3 under the Exchange Act. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent required by applicable laws, regulations or rules. No Options shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Option previously granted under the Plan.

    ARTICLE 14.  DEFINITIONS.

    14.1 "BOARD" means the Company's Board of Directors, as constituted from time to time.

    14.2 "CHANGE IN CONTROL" shall mean the occurrence of any of the following events:

        (a) Approval by the shareholders of the Company of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if either:

           (A) The Company is not the continuing or surviving entity; or

           (B) More than 50% of the combined voting power of the Company's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization;

        (b) A change in the composition of the Board, as a result of which fewer than one-half of the incumbent directors are directors who either:

           (A) Had been directors of the Company 24 months prior to such change; or

           (B) Were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or

        (c) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company.

    14.3  "CODE"  means the Internal Revenue Code of 1986, as amended.

    14.4  "COMMITTEE"  means a committee  of the Board, as described in  Article
2.

    14.5  "COMMON SHARE"  means one share of the common stock of the Company.

    14.6  "COMPANY"  means SJNB Financial Corp., a California corporation.

    14.7  "EXCHANGE ACT"  means the Securities Exchange Act of 1934, as amended.

    14.8 "EXERCISE PRICE" means the amount for which one Common Share may be purchased upon exercise of an Option, as specified in the applicable Stock Option Agreement.

    14.9    "FAIR  MARKET VALUE"    means  the market  price  of  Common Shares,
determined by the Committee as follows:

        (a) If the Common Shares are traded over-the-counter on the date in question but are not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the Nasdaq system for such date;

        (b) If the Common Shares are traded over-the-counter on the date in question and are classified as a national market issue, then the Fair Market Value shall be equal to the last-transaction price quoted by the Nasdaq system for such date;

        (c) If the Common Shares are traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

        (d) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of THE WALL STREET JOURNAL. Such determination shall be conclusive and binding on all persons.

    14.10 "ISO" means an incentive stock option described in Section 422(b) of the Code.

    14.11 "KEY EMPLOYEE" means (a) a common-law employee of the Company, a Parent or a Subsidiary or (b) an Outside Director. Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in Sections 4.2 and 4.3.

    14.12 "NSO" means a stock option not described in sections 422 or 423 of the Code.

    14.13 "OPTION" means an ISO or NSO granted under the Plan and entitling the holder to purchase one Common Share.

    14.14  "OPTIONEE"  means an individual or estate who holds an Option.

    14.15  "OUTSIDE DIRECTOR"   shall mean a  member of the Board  who is not  a
common-law employee of the Company, a Parent or a Subsidiary.

    14.16 "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

    14.17 "PLAN" means this 1996 Stock Option Plan of SJNB Financial Corp., as amended from time to time.

    14.18   "PREDECESSOR  PLAN"   means the  SJNB Financial  Corp. 1992 Employee
Stock Option Plan and 1992 Director Stock Option Plan.

    14.19 "STOCK OPTION AGREEMENT" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

    14.20 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

    ARTICLE 15.  EXECUTION.

    To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to affix the corporate name and seal hereto.

                                          SJNB FINANCIAL CORP.

                                          By
                                          --------------------------------------

                              SJNB FINANCIAL CORP.
                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 22, 1996

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned holder of common stock acknowledges receipt of the Notice of Annual Meeting of Shareholders of SJNB Financial Corp., a California corporation (the "Company"), dated April 15, 1996, and revoking any proxy heretofore given, hereby constitutes and appoints John W. Weinhardt, Diane P. Rubio and F. Jack Gorry, or any of them, with full power of substitution, as attorney and proxy to appear and vote all of the shares of common stock of the Company standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of the Shareholders of the Company to be held at San Jose, California, on May 22, 1996 at 10:00 a.m. local time or at any adjournments thereof, upon the following items as set forth in the Notice of Meeting and more fully described in the Proxy Statement.


ADDRESS CHANGE/COMMENTS

                                 IMPORTANT: PLEASE DATE AND SIGN ON REVERSE SIDE

                                                              /See Reverse Side/

                                           /X/PLEASE MARK YOUR CHOICES LIKE THIS

                                   -----------
                                     COMMON


1. Election of Directors. To vote for the election of the following persons as directors of the Company, to serve until the next annual meeting:

     Ray S. Akamine           Arthur K. Lund           Louis Oneal
     Rod Diridon              Gary S. Vandeweghe       John W. Weinhardt
     James R. Kenny           Albert V. Bruno          F. Jack Gorry
     Douglas L. Shen          Jack G. Fischer          Diane P. Rubino
     Robert A. Archer

(INSTRUCTIONS: TO WITHHOLD A VOTE FOR ONE OR MORE NOMINEES, STRIKE A LINE THROUGH THAT NOMINEE'S NAME. TO VOTE FOR ALL NOMINEES EXCEPT ONE WHOSE NAME IS STRUCK, CHECK "FOR." TO VOTE AGAINST ALL NOMINEES NAMED ABOVE, CHECK "AGAINST.")

          FOR       AGAINST        ABSTAIN
          / /         / /            / /


2. Approval of 1996 Stock Option Plan. Approval of the adoption of the 1996 Stock Option Plan of SJNB Financial Corp.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

3. Ratification of Accountants. To ratify the selection of KPMG Peat Marwick as independent certified public accountants for the Company for 1996.

          FOR       AGAINST        ABSTAIN
          / /         / /            / /

4. Other Business. The proxies are authorized to vote in their discretion on such other matters as may properly come before the meeting or any adjournment thereof.


     THE PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED ABOVE AND FOR PROPOSALS 2 AND 3. THE PROXY, WHEN PROPERLY EXECUTED AND RETURNED TO SJNB FINANCIAL CORP., WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED ABOVE AND FOR PROPOSALS 2 AND 3. IF OTHER BUSINESS IS PRESENTED, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES.


- ------------------------------------------------------------
(Signature)


- ------------------------------------------------------------
(Signature)


Date: ____________________, 1996

I/We do ____ or do not ____ expect to attend this meeting.

Please sign exactly as your name(s) appear(s). When signing as attorney, executor, administrator, trustee, officer, partner, or guardian, please give full title. If more than one trustee, all should sign. Whether or not you plan to attend this meeting, please sign and return this proxy promptly in the enclosed postage-paid envelope.

To assure a quorum, you are urged to date and sign the Proxy and mail it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada.


PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.